EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
              EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
                        EATON VANCE PRIME RATE RESERVES
                Supplement to the Prospectuses dated May 3, 1999

                      EV CLASSIC SENIOR FLOATING-RATE FUND
               Supplement to the Prospectus dated March 17, 1999



     The following paragraph replaces the last paragraph under "VALUING SHARES".


     BMR values interests in Senior Loans ("Loan Interests") held by the Portfolio pursuant to valuation procedures established by the Portfolio's Trustees. Under these procedures, Loan Interests, when initially acquired by the Portfolio, are valued at cost. Certain Loan Interests are deemed to be liquid because reliable market quotations are readily available for them. BMR values these liquid Loan Interests at their market value, so that they are marked to market daily. BMR values all other Loan Interests at their fair value. In determining the fair value of a Loan Interest, BMR will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Loan Interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Loan Interest, including price quotations for and trading in the Loan Interest and interests in similar Senior Loans and the market environment and investor attitudes towards the Loan Interest and interests in similar Senior Loans;
     (v) the reputation and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Loan Interest. The fair value of each Loan Interest is reviewed and approved by BMR's Valuation Committee and by the Portfolio's Trustees.




December 20, 1999                                                   C-SFRPRAIPS